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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-28727) of Reptron Electronics, Inc. of our report dated May 21, 1999, appearing on page 1 of the Annual Report on Form 11-K of the Reptron Electronics, Inc. 401(k) Retirement Savings Plan for the fiscal years ended December 31, 1998 and 1997.





/s/ Grant Thornton LLP
------------------------------
Tampa, Florida
June 28, 1999



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